Summary Prospectus

August 31, 2015

Class / Ticker:  A / VAEAX  C / VAECX  I / VAEIX

Credit Suisse Volaris US Strategies Fund

Before you invest, you may want to review the fund's Prospectus, which contains more information about the fund and its risks. You can find the fund's Prospectus and other information about the fund online at www.credit-suisse.com/us/funds. You can also get this information at no cost by calling 1 (877) 870-2874 or by sending an email request to mutual.funds@credit-suisse.com. The fund's Prospectus and Statement of Additional Information, both dated February 27, 2015, as supplemented, along with the fund's annual report to shareholders for the fiscal period ended October 31, 2014, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund seeks total return.

Fees and Fund Expenses

The accompanying tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Credit Suisse Funds. More information about these and other discounts is available from your financial representative and in the Prospectus on page 122 under the heading "Other Shareholder Information – Classes of Shares and Sales Charges" and in the fund's Statement of Additional Information ("SAI") on page 73 under the heading "Additional Purchase and Redemption Information."

CLASS	A	C	I
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	NONE	NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE[1]	1.00%[2]	NONE
Maximum sales charge (load) on reinvested distributions	NONE	NONE	NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	1.00%	1.00%	1.00%
Distribution and service (12b-1) fee	0.25%	1.00%	NONE
Other expenses	1.42%	1.42%	1.42%
Total annual fund operating expenses	2.67%	3.42%	2.42%
Less: amount of fee limitations/expense reimbursements[3]	1.12%	1.12%	1.12%
Total annual fund operating expenses after fee limitations/expense reimbursements	1.55%	2.30%	1.30%

1  Purchases of shares of $1 million or more may be subject to a 1% deferred sales charge on redemptions within 12 months of purchase.

2  1% during the first year.

3  Credit Suisse Opportunity Funds (the "Trust") and Credit Suisse Asset Management, LLC ("Credit Suisse") have entered into a written contract limiting operating expenses (excluding certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (i.e., litigation and indemnification) and any other costs and expenses that may be approved by the Board of Trustees) to 1.55% of the fund's average daily net assets for Class A shares, 2.30% of the fund's average daily net assets for Class C shares and 1.30% of the fund's average daily net assets for Class I shares at least through February 28, 2016. The Trust is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were paid by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses were paid. This contract may not be terminated before February 28, 2016.

Example

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A (with or without redemption)	$674	$1,210	$1,771	$3,292
CLASS C (redemption at end of period)	$333	$947	$1,683	$3,628
CLASS C (no redemption)	$233	$947	$1,683	$3,628
CLASS I (with or without redemption)	$132	$647	$1,189	$2,671

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities and other investments (or "turns over"

its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the fiscal period beginning March 30, 2014 and ended October 31, 2014, the fund's portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The fund seeks to achieve its investment objective by pursuing an actively managed equity strategy, combined with actively managed options strategies. These strategies are intended to provide the fund with a portfolio that will generate attractive long-term total returns, while limiting downside risk and improving returns during periods of significant, extreme downward market movement.

To implement the equity strategy, the fund invests in equity securities, including common stock, preferred stock, depositary receipts, options, futures, rights and warrants, as well as exchange-traded funds ("ETFs") that invest in equity securities. Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in securities of U.S. issuers.

Credit Suisse actively manages the equity strategy pursuant to a process that employs a proprietary investment technique designed to identify companies with the potential to outperform. This process involves four primary components: (1) life cycle stage classification, (2) ranking, (3) fundamental analysis, and (4) securities selection. Credit Suisse starts by classifying companies according to life cycle stage (which Credit Suisse identifies as start-up, growth, cash cow, fading winner, restructuring, financials). A proprietary screening process is then used to identify and rank the companies within each life cycle stage in terms of relative attractiveness. The screening is based upon four themes: valuation (companies trading at a discount/premium to their theoretical values), quality (companies with generally high and stable levels of cash flow relative to their invested capital base), earnings momentum (companies with strong short-term earnings performance) and price momentum (companies with strong twelve-month price performance relative to a basket of regional peers). The data inputs used for these themes are derived from a framework developed by HOLT. HOLT is a Credit Suisse research group that has developed and maintains a global cash flow-based methodology for analyzing companies.

Credit Suisse then uses a bottom-up, fundamental analysis of the highlighted companies within each life cycle stage to identify companies that are expected to increase in price, while taking into account macroeconomic risks and other risk management considerations. The portion of the fund's investment portfolio managed pursuant to the equity strategy will generally consist of 50-70 positions selected by Credit Suisse, although the number can vary based on market conditions. The life cycle stage classification and rankings are reviewed weekly and portfolio holdings are rebalanced monthly. Credit Suisse generally holds a position until the investment process described above indicates that the position be reduced or eliminated. Credit Suisse may also reduce or eliminate a position held by the fund for a variety of reasons, such as to realize profits or take advantage of better investment opportunities.

The fund's options strategies consist of a return enhancement strategy and a tail risk hedging strategy. To implement the return enhancement strategy, the fund enters into call and put option spread transactions and, to a lesser extent, purchases call and put options. The goal of the return enhancement strategy is to increase the fund's returns by generating option premium income or buying options that increase in value. When Credit Suisse perceives option valuations to be expensive (which tends to occur when investors generally expect high market volatility), it will seek to increase the fund's returns through option premium income from short option spread transactions. In a short call option spread transaction, the fund will purchase call options with a strike price above the current value of the underlying reference asset or index ("out-of-the-money" call options) and sell a maximum of an equal number of out-of-the-money call options with a lower strike price than the call options purchased. In a short put option spread transaction, the fund will sell put options with a strike price below the current value of the underlying reference asset or index ("out-of-the-money" put options) and purchase a minimum of an equal number of out-of-the-money put options with a lower strike price than the put options sold. Using short spreads enables the fund to potentially limit losses on options sold short. When Credit Suisse perceives options valuations to be inexpensive (which tends to occur when investors generally expect low market volatility), it will seek to increase the fund's returns through the purchase of out-of-the-money call and put options. These options transactions are intended to generate gains for the fund, as the options are repriced higher, or, in the case of purchased call options, because the value of the options increase as the market moves higher, or, in the case of purchased put options, because the value of the options increase as the market moves lower. The extent of the fund's implementation of its return enhancement strategy will vary over time based on Credit Suisse's assessment of market conditions, pricing of options, related risks and other factors.

To implement the tail risk hedging strategy, the fund enters into short call and put option spread transactions and purchases deep out-of-the-money call and put options. The goal of the tail risk hedging strategy is to limit the fund's downside risk and improve the fund's returns during periods of significant, extreme downward market movement. These periods are characterized by negative performance of the stock markets that deviates significantly from long-term performance over a short period of time, such as during the 2008 financial crisis. When option valuations are perceived to be expensive by Credit Suisse, the fund enters into short option transactions in which it uses the option premium income generated by the options it writes to purchase at least twice as many deeper out-of-the-money options. When option valuations are perceived to be inexpensive by Credit Suisse, the fund purchases deep out-of-the-money options. The fund's tail risk hedging strategy is implemented on an ongoing basis, regardless of market conditions.

For both the return enhancement strategy and the tail risk hedging strategy, the fund may enter into the options and option spread transactions on U.S. equity indices, as well as non-U.S. equity indices, commodities, currencies and fixed income securities, all of which may have an indirect impact on U.S. equity markets.

The fund's options strategies may reduce the fund's ability to experience gains comparable to those of the broader equity market in a rising market and may cause the fund to experience losses greater than those of the broader equity market in a declining market. The fund's options strategies are not designed to mitigate losses or improve returns in declining markets, except during periods of significant, extreme downward market movement. In certain instances, the fund may use futures instead of options in carrying out its options strategies. Under normal market conditions, the fund typically will limit net exposure of its options and futures positions to not exceed 150% of the value of the fund's portfolio. The fund expects primarily to use listed exchange-traded options and futures contracts. Listed options and futures contracts typically are originated and standardized by securities exchanges and clearinghouses.

Assets of the fund not invested in stocks, ETFs, options and futures will be invested in fixed income securities, including U.S. government securities and U.S. government agency securities or held as cash. The fund does not have a policy with respect to maturity or credit quality of its fixed income securities investments. The primary purpose of the fixed income securities held by the fund will be to serve as margin or collateral for the fund's options and futures positions; however, these securities are also expected to earn income for the fund.

The fund is "non-diversified," meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Principal Risks of Investing in the Fund

A Word About Risk

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Credit Risk

The issuer of a debt instrument may default or otherwise become unable to honor a financial obligation. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness also may affect the value of the fund's investment in that issuer.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in the Prospectus, such as market risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Equity Exposure Risk

Equity security prices have historically risen and fallen in periodic cycles. U.S. and foreign equity markets have experienced periods of substantial price volatility in the past and may do so again in the future. The market values of equity securities, such as common stocks, may decline due to general market conditions and are subject to greater fluctuations than certain other asset classes as a result of factors such as a company's business performance, investor perceptions, stock market trends, real or perceived adverse economic conditions, changes in interest or currency rates, adverse factors affecting a particular industry or region, and changes in the general outlook for corporate earnings.

Exchange-Traded Funds Risk

ETFs are subject to investment advisory and other expenses. If a fund invests in ETFs, the cost of investing in the fund may be higher than other funds that invest only directly in individual securities. Shareholders will indirectly bear fees and expenses charged by ETFs in addition to the fund's direct fees and expenses. ETFs are subject to specific risks, depending on the nature of the ETF.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a fund could lose money investing in an ETF.

Exposure Risk

The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

•  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

•  Speculative To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options are unlimited.

Fixed Income Risk

The market value of fixed income investments will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed income investments are also subject to credit risk.

Futures Contracts Risk

The risks associated with the fund's use of futures contracts and swaps and structured notes that reference the price of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the fund has insufficient cash to meet margin requirements, the fund may need to sell other investments, including at disadvantageous times.

Interest Rate Risk

Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Generally, the longer the maturity or duration of a debt instrument, the greater the impact of a change in interest on the instrument's value.

Leveraging Risk

The fund may invest in certain derivatives that provide leveraged exposure. The fund's investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may cause the fund to lose more than the amount it invested in those instruments. The net asset value of the fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the portfolio to pay interest.

Manager Risk

If the fund's portfolio managers make poor investment decisions, it will negatively affect the fund's performance. The fund also bears the risk that the investment techniques used by the portfolio managers will not be successful in identifying investments that will help the fund achieve its investment objective, causing the fund to underperform its benchmark or other funds with a similar investment objective.

Market Risk

The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds and commodities, and the mutual funds that invest in them.

Non-Diversified Status

The fund is considered a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is diversified.

Options Risk

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. Successful options strategies may require the anticipation of future movements in securities prices, interest rates and other economic factors. No assurances can be given that Credit Suisse's judgment in this respect will be correct. When the fund purchases options, it risks losing all or part of the cash paid for the options. Because option premiums paid or received by the fund indirectly are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Short Position Risk

The fund may enter into a short position through an option or futures contract. Taking short positions involves leverage of the fund's assets and presents various risks. If the price of the asset, instrument or market on which the fund has taken a short position increases, then the fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to a third party. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. The fund's loss on a short sale could theoretically be unlimited in a case where the fund is unable, for whatever reason, to close out its short position.

Strategy Risk

The fund's options strategies can reduce the fund's ability to experience gains comparable to those of the broader equity market in a rising market and can cause the fund to experience losses greater than those of the broader equity market in a declining market. The option and option spread transactions on reference assets and indices other than the S&P 500 Total Return Index (a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market) used for the fund's tail risk hedging strategy may not correlate to the movement of the fund's portfolio holdings. As a result of the potential for such lack of correlation, the fund's tail risk hedging strategy may fail to achieve its goal of limiting the fund's downside risk during periods of significant, extreme equity market movement, causing the fund to be exposed to substantial losses during such periods.

U.S. Government Securities Risk

Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Performance

Because the fund has not completed a full calendar year of operations, no performance information is available as of the date of the Prospectus.

The fund makes updated performance information available at the fund's website (www.credit-suisse.com/us/funds) or by calling Credit Suisse Funds at 877-870-2874.

Portfolio Management

Investment adviser: Credit Suisse Asset Management, LLC

Portfolio managers: Christian Stauss, the lead US portfolio manager of the Credit Suisse HOLT Active Equity Group, is primarily responsible for the day-to-day portfolio management of the fund's equity strategy, and Vivek Kapoor and Timothy Knowles, each a member of the Credit Suisse

Volaris Investment Team, are jointly and primarily responsible for the day-to-day portfolio management of the fund's options strategies. Mr. Stauss is a Managing Director of Credit Suisse, and each of Mr. Kapoor and Mr. Knowles is a Director of Credit Suisse. Mr. Stauss has served as a portfolio manager of the fund since 2015 and Messrs. Kapoor and Knowles have served as portfolio managers of the fund since inception.

Purchase and Sale of Fund Shares

Eligible investors may purchase, redeem or exchange shares of a fund each day the New York Stock Exchange is open, at the fund's net asset value determined after receipt of your request in proper form, subject to any applicable sales charge.

Each fund's initial investment minimums for Class A and Class C generally are as follows:

General	$2,500
IRAs	$500
Retirement plan programs	None

Each fund's subsequent investment minimums for Class A and Class C generally are as follows:

General	$100
IRAs	100 ($50 for electronic transfers (ACH))
Retirement plan programs	None

Each fund's initial investment minimum for Class I generally is $250,000.

Each fund's subsequent investment minimum for Class I generally is $100,000.

If you invest through a financial representative, your financial representative may impose different investment minimum amount requirements.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial representative or contact the funds by phone (Credit Suisse Funds at 877-870-2874).

Tax Information

Each fund's distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Representatives

If you purchase a fund through a broker-dealer or other financial representative (such as a bank), the fund and its related companies may pay the representative for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other representative and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial representative's website for more information.

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Credit Suisse Asset Management, LLC. • One Madison Avenue • New York, NY 10010 • 877 870 2874

VAF-SUMPRO-0815